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                                                                   EXHIBIT 23(b)


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement Form S-8 related to the 1997 Amended and Restated Long Term Incentive Plan of Integrated Orthopaedics, Inc., of our report dated April 12, 2000, with respect to the consolidated financial statements of Integrated Orthopaedics, Inc., included in the Annual Report (Form 10-KSB) for the year ended December 31, 1999.

                                                           /s/ Ernst & Young LLP

Houston, Texas
April 21, 2000